John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on November 3, 2025, and payable on November 28, 2025. No action is required on your part.

Distribution Period:	November 2025
Distribution Amount Per Common Share:	$0.0825

The following table sets forth the estimated sources of the current distribution, payable November 28, 2025, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

			For the fiscal year-to-date period
	For the period 11/01/2025-11/30/2025		11/01/2025-11/30/2025 1
				% Breakdown
		% Breakdown		of the Total
	Current	of the Current	Total Cumulative	Cumulative
Source	Distribution ($)	Distribution	Distributions ($)	Distributions
Net Investment Income	0.0547	66%	0.0547	66%
Net Realized Short-
Term Capital Gains	0.0071	9%	0.0071	9%
Net Realized Long-
Term Capital Gains	0.0207	25%	0.0207	25%
Return of Capital or
Other Capital
Source	0.0000	0%	0.0000	0%
Total per common
share	0.0825	100%	0.0825	100%

Average annual total return (in relation to NAV) for the 5 years ended on October 31, 2025				10.51%
Annualized current distribution rate expressed as a percentage of NAV as of October 31,
2025				7.08%
Cumulative total return (in relation to NAV) for the fiscal year through October 31, 2025				11.01%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of
October 31, 2025				0.59%

1The Fund’s current fiscal year began on November 1, 2025 and will end on October 31, 2026.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the November 2025 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0825 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the Manulife John Hancock Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on January 2, 2026, and payable on January 30, 2026. No action is required on your part.

Distribution Period:	January 2026
Distribution Amount Per Common Share:	$0.0825

The following table sets forth the estimated sources of the current distribution, payable January 30, 2026, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

			For the fiscal year-to-date period
	For the period 01/01/2026-01/31/2026		11/01/2025-01/31/2026 1
				% Breakdown
		% Breakdown		of the Total
	Current	of the Current	Total Cumulative	Cumulative
Source	Distribution ($)	Distribution	Distributions ($)	Distributions
Net Investment Income	0.0187	23%	0.1795	73%
Net Realized Short-
Term Capital Gains	0.0000	0%	0.0155	6%
Net Realized Long-
Term Capital Gains	0.0101	12%	0.0504	20%
Return of Capital or
Other Capital
Source	0.0537	65%	0.0021	1%
Total per common
share	0.0825	100%	0.2475	100%

Average annual total return (in relation to NAV) for the 5 years ended on December 31, 2025				8.99%
Annualized current distribution rate expressed as a percentage of NAV as of December 31,
2025				7.12%
Cumulative total return (in relation to NAV) for the fiscal year through December 31, 2025				0.71%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of
December 31, 2025				1.78%

1The Fund’s current fiscal year began on November 1, 2025 and will end on October 31, 2026.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the January 2026 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0825 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the Manulife John Hancock Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on February 2, 2026, and payable on February 27, 2026. No action is required on your part.

Distribution Period:	February 2026
Distribution Amount Per Common Share:	$0.0825

The following table sets forth the estimated sources of the current distribution, payable February 27, 2026, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

			For the fiscal year-to-date period
	For the period 02/01/2026-02/28/2026		11/01/2025-02/28/2026 1
				% Breakdown
		% Breakdown		of the Total
	Current	of the Current	Total Cumulative	Cumulative
Source	Distribution ($)	Distribution	Distributions ($)	Distributions
Net Investment Income	0.0609	74%	0.2405	73%
Net Realized Short-
Term Capital Gains	0.0007	1%	0.0164	5%
Net Realized Long-
Term Capital Gains	0.0209	25%	0.0731	22%
Return of Capital or
Other Capital
Source	0.0000	0%	0.0000	0%
Total per common
share	0.0825	100%	0.3300	100%

Average annual total return (in relation to NAV) for the 5 years ended on January 31, 2026				9.97%
Annualized current distribution rate expressed as a percentage of NAV as of January 31,
2026				6.88%
Cumulative total return (in relation to NAV) for the fiscal year through January 31, 2026				4.77%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of
January 31, 2026				2.29%

1The Fund’s current fiscal year began on November 1, 2025 and will end on October 31, 2026.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the February 2026 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0825 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the Manulife John Hancock Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on March 2, 2026, and payable on March 31, 2026. No action is required on your part.

Distribution Period:	March 2026
Distribution Amount Per Common Share:	$0.0825

The following table sets forth the estimated sources of the current distribution, payable March 31, 2026, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

			For the fiscal year-to-date period
	For the period 03/01/2026-03/31/2026		11/01/2025-03/31/2026 1
				% Breakdown
		% Breakdown		of the Total
	Current	of the Current	Total Cumulative	Cumulative
Source	Distribution ($)	Distribution	Distributions ($)	Distributions
Net Investment Income	0.0789	96%	0.3199	78%
Net Realized Short-
Term Capital Gains	0.0000	0%	0.0140	3%
Net Realized Long-
Term Capital Gains	0.0011	1%	0.0786	19%
Return of Capital or
Other Capital
Source	0.0025	3%	0.0000	0%
Total per common
share	0.0825	100%	0.4125	100%

Average annual total return (in relation to NAV) for the 5 years ended on February 28, 2026				11.55%
Annualized current distribution rate expressed as a percentage of NAV as of February 28,
2026				6.55%
Cumulative total return (in relation to NAV) for the fiscal year through February 28, 2026				10.75%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of
February 28, 2026				2.73%

1The Fund’s current fiscal year began on November 1, 2025 and will end on October 31, 2026.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the March 2026 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0825 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the Manulife John Hancock Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on April 1, 2026, and payable on April 30, 2026. No action is required on your part.

Distribution Period:	April 2026
Distribution Amount Per Common Share:	$0.0825

The following table sets forth the estimated sources of the current distribution, payable April 30, 2026, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

			For the fiscal year-to-date period
	For the period 04/01/2026-04/30/2026		11/01/2025-04/30/2026 1
				% Breakdown
		% Breakdown		of the Total
	Current	of the Current	Total Cumulative	Cumulative
Source	Distribution ($)	Distribution	Distributions ($)	Distributions
Net Investment Income	0.0248	30%	0.3486	70%
Net Realized Short-
Term Capital Gains	0.0068	8%	0.0232	5%
Net Realized Long-
Term Capital Gains	0.0486	59%	0.1232	25%
Return of Capital or
Other Capital
Source	0.0023	3%	0.0000	0%
Total per common
share	0.0825	100%	0.4950	100%

Average annual total return (in relation to NAV) for the 5 years ended on March 31, 2026				9.06%
Annualized current distribution rate expressed as a percentage of NAV as of March 31, 2026				6.75%
Cumulative total return (in relation to NAV) for the fiscal year through March 31, 2026				8.20%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of
March 31, 2026				3.37%

1The Fund’s current fiscal year began on November 1, 2025 and will end on October 31, 2026.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the April 2026 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0825 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the Manulife John Hancock Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.